Exhibit 10.26I

TENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Tenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the terms of the Agreement, CSG provides and Customer consumes CSG Data Publisher – File Edition via CSG Vantage® files for Customer (excluding Non-ACP Subscribers) that provides the Delta Files to an SFTP site for Customer pickup of the CSG Data Publisher Objects which have been previously identified and agreed upon by the Parties and are duly documented; and

Whereas, Customer desires and CSG agrees to add additional CSG Data Publisher Objects; and

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date (as defined below).

1.

Upon execution of this Amendment and implementation pursuant to that certain Statement of Work (CSG document no. 4118227) to be executed by the Parties, the following objects will be added to Customer’s CSG Data Publisher-File Edition CSG Data Publisher Objects:

CET_EQUIPMENT_TYPE
EQS_SERV_CDE
OSI_SERV_ITEM
NEQ_SUB

[Signature Page Follows]

Exhibit 10.26I

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Alfred Morgan	By: /s/ Gregory L. Cannon
Title: S. Director	Title: SVP, General Counsel & Secretary
Name: Alfred Morgan	Name: Gregory L. Cannon
Date: 11/2/17	Date: Nov 9, 2017